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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)                        May 24, 2001

FINET.COM, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-18108	94-3115180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2527 CAMINO RAMON, SUITE 200, SAN RAMON, CALIFORNIA 94583
(Address of Principal Executive Offices) (Zip Code)

(925) 242-6550
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

Resignation of Chief Executive Officer

On May 24, 2001, FiNet.com, Inc. (the "Company") announced the resignation of Rick Cossano, as Chief Executive Officer effective May 24, 2001. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. EXHIBITS.

Exhibit 99.1	Press Release dated May 25, 2001 entitled "FiNet Restructures Business Operations, Chief Executive Officer Resigns"

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

Dated: May 29, 2001	FINET.COM, INC.
	By:	/s/ L. DANIEL RAWITCH L. Daniel Rawitch, Interim Chief Executive Officer

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ITEM 5. OTHER EVENTS.
ITEM 7. EXHIBITS.
SIGNATURES